Key management	12 Months Ended
Dec. 31, 2024
Disclosure of Information about Key Management [Abstract]
Key management [Text Block]

21. Key management

Key management includes directors (executive and non-executive) and the executive management team. The compensation paid or payable to key management for employee services is presented below:

	2024	2023
	$	$

Salaries and short-term employee benefits	3,036	3,326
Termination benefits	-	4,094
Share-based compensation	2,925	4,719
	5,961	12,139

Key management employees are subject to employment agreements which provide for payments on termination of employment without cause or following a change of control providing for payments of between once to twice base salary and bonus and certain vesting acceleration clauses on restricted and deferred share units and share options. In 2023, termination benefits include a share-based compensation expense of $1.1 million related to certain share-based awards to outgoing executives.